GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Class IR and Class R Shares of the

Goldman Sachs Dynamic Emerging Markets Debt Fund

(the “Fund”)

Supplement dated June 29, 2016 to the

Prospectus (the “Prospectus”), Summary Prospectus (the “Summary Prospectus”) and Statement of Additional Information (the “SAI”), each dated July 29, 2015, as supplemented to date

Effective immediately, Yacov Arnopolin no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Arnopolin in the Prospectus, Summary Prospectus and SAI are hereby deleted in their entirety.

This Supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.

SSFI7PMCHG 06-16